Exhibit 25.02
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FORM T‑1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)           |__|
___________________________
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
400 South Hope Street Suite 400 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)
___________________________

The Bank of New York Mellon Trust Company, N.A.
200 Ashford Center North, Suite 550
Atlanta, Georgia 30338
Attn: Corporate Trust Administration
(770) 698-5100
(Name, address and telephone number of agent for service)
___________________________

South Carolina Electric & Gas Company
(Exact name of obligor as specified in its charter)

South Carolina (State or other jurisdiction of incorporation or organization)	57-0248695 (I.R.S. employer identification no.)
100 SCANA Parkway Cayce, South Carolina (Address of principal executive offices)	29033-3712 (Zip code)
___________________________

First Mortgage Bonds
(Title of Indenture Securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219
Federal Reserve Bank	San Francisco, California 94105
Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)	Whether it is authorized to exercise corporate trust powers.
Yes.

2.	Affiliations with the Obligor.
If the obligor is an affiliate of the trustee, describe each such affiliation.
None.
3-15    Not Applicable

16.	List of Exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a‑29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.
A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by‑laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-152875).

5.	Not applicable.

6.	The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 27th day of August, 2015.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/Lawrence M. Kusch
Name: Lawrence W. Kusch
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 400 South Hope Street, Suite 400, Los Angeles, CA 90071

At the close of business June 30, 2015, published in accordance with Federal regulatory authority instructions.

             Dollar amounts
in thousands
ASSETS

Cash and balances due from
depository institutions:
Noninterest-bearing balances
and currency and coin............................................................................................................    25,706
Interest-bearing balances........................................................................................................    215,394
Securities:
Held-to-maturity securities...............................................................................................................     0
Available-for-sale securities...................................................................................................    661,987
Federal funds sold and securities
purchased under agreements to resell:
Federal funds sold............................................................................................................................     0
Securities purchased under agreements to resell..............................................................................    0
Loans and lease financing receivables:
Loans and leases held for sale...........................................................................................................    0
Loans and leases,
net of unearned income....................................................0
LESS: Allowance for loan and
lease losses........................................................................0
Loans and leases, net of unearned
income and allowance ...................................................................................................................    0
Trading assets................................................................................................................................................    0
Premises and fixed assets (including
capitalized leases).....................................................................................................................    12,228
Other real estate owned..................................................................................................................................    0
Investments in unconsolidated
subsidiaries and associated
companies .........................................................................................................................................0
Direct and indirect investments in real estate ventures .................................................................................0
Intangible assets:
Goodwill .......................................................................................................................................    856,313
Other intangible assets....................................................................................................................     90,615
Other assets.........................................................................................................................................    126,234
Total assets.....................................................................................................................................     $1,988,477

LIABILITIES

Deposits:
In domestic offices..............................................................................................................................    520
Noninterest-bearing.............................................................................................520
Interest-bearing....................................................................................................0
Not applicable
Federal funds purchased and securities
sold under agreements to repurchase:
Federal funds purchased...................................................................................................................    0
Securities sold under agreements to repurchase...............................................................................    0
Trading liabilities...........................................................................................................................................    0
Other borrowed money:
(includes mortgage indebtedness
and obligations under capitalized
leases)...............................................................................................................................................    0
Not applicable
Not applicable
Subordinated notes and debentures................................................................................................................    0
Other liabilities....................................................................................................................................    279,598
Total liabilities.....................................................................................................................................    280,118
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus ................................................................................................0
Common stock.........................................................................................................................................    1,000
Surplus (exclude all surplus related to preferred stock)...................................................................    1,122,352
Not available
Retained earnings.............................................................................................................................    584,561
Accumulated other comprehensive income.............................................................................................446
Other equity capital components ...................................................................................................................0
Not available
Total bank equity capital...............................................................................................................1,708,359
Noncontrolling (minority) interests in consolidated subsidiaries ..............................................................0
Total equity capital...........................................................................................................................    1,708,359
Total liabilities and equity capital...................................................................................................    1,988,477

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty     )    CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President )
William D. Lindelof, Director    )    Directors (Trustees)
Alphonse J. Briand, Director    )